Exhibit 10.3

SECOND AMENDMENT TO OFFICE/RETAIL LEASE
This SECOND AMENDMENT TO OFFICE/RETAIL LEASE (this "Second Amendment") is dated for reference purposes as of July 10, 2009, by and between HINES VAF UB PLAZA, L.P., a Delaware limited partnership ("Landlord"), and UNION BANK, N.A., a national association, formerly known as Union Bank of California, N.A. ("Tenant").
R E C I T A L S :
A.    Landlord and Tenant entered into that certain Office/Retail Lease dated as of October 8, 2008 (the "Original Lease"), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord that certain space as more particularly described in the Lease (the "Original Premises") in that certain building located at 445 South Figueroa Street, Los Angeles, California 90071 (the "Building").
B.    Landlord and Tenant entered into that certain First Amendment to Office/Retail Lease dated as of November 17, 2008 (the "First Amendment"), pursuant to which the Original Lease was amended to expand the Original Premises to include the 28th Floor Expansion Space as more particularly described in the First Amendment.
C.    The Original Lease and the First Amendment are collectively referred to herein as the "Lease". The Original Premises and the 28th Floor Expansion Space are sometimes collectively referred to herein as the "Existing Premises".
D.    The parties now desire to amend the Lease to: (i) expand the Existing Premises to include that certain space located on the twenty-second (22nd) floor of the Building, commonly known as Suite 2290, containing approximately 1,361 rentable square feet of space, and depicted on Exhibit A attached hereto (the "Second Amendment Expansion Space"); and (ii) otherwise modify the Lease, all upon the terms and conditions hereinafter provided.
A G R E E M E N T :
NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Capitalized Terms. Except as otherwise expressly provided herein to the contrary, all capitalized terms used in this Second Amendment shall have the same meaning given such terms in the Lease.
2.    Expansion. The "Premises" leased by Tenant under the Lease shall be expanded and redefined to include the Second Amendment Expansion Space commencing upon the Second Amendment Expansion Space Commencement Date (as defined below) and expiring upon the

827994.04/LA H4321-047/7-10-09/dbs/dbs	-1-	UNION BANK PLAZA [Union Bank of California]

Second Amendment Expansion Space Expiration Date (as defined below). The Second Amendment Expansion Space shall be leased on the same terms and conditions set forth in the Lease, subject to the modifications set forth in this Second Amendment. Landlord and Tenant hereby agree and have verified that the rentable area of the Second Amendment Expansion Space (as set forth in Recital D above) has been calculated in accordance with 1996 BOMA, and is not subject to adjustment or re-measurement by Landlord or Tenant. Notwithstanding the foregoing to the contrary, Tenant shall not be entitled to exercise Tenant's options to renew the Lease Term pursuant to Section 2.2 of the Original Lease with respect to the Second Amendment Expansion Space, it being understood that such options to renew shall not apply thereto; however, the Second Amendment Expansion Space shall be subject to Tenant's right of first offer set forth in Section 1.5 of the Original Lease (and if Tenant leases the Second Amendment Expansion Space as First Offer Space pursuant to Section 1.5 of the Original Lease, then such First Offer Space shall be subject to such options to renew to the extent provided in Section 1.5 of the Original Lease).
3.    Second Amendment Expansion Lease Term. The lease term for the Second Amendment Expansion Space (the "Second Amendment Expansion Space Lease Term") shall: (i) commence upon the date (the "Second Amendment Expansion Space Commencement Date") which is the earlier of (A) the date Tenant commences business operations in the Second Amendment Expansion Space, and (B) the date Landlord delivers the Second Amendment Expansion Space to Tenant Substantially Completed (as defined below), and otherwise in its "AS IS" condition; and (ii) expire upon the date (the "Second Amendment Expansion Space Expiration Date") which is six (6) years after the Second Amendment Expansion Space Commencement Date. For purposes of this Second Amendment, the Second Amendment Expansion Space shall be deemed "Substantially Completed" upon completion of Landlord's Second Amendment Expansion Space Work (as defined in Section 7 below), with the exception of any punchlist items. If Landlord shall encounter any delays in causing the Second Amendment Expansion Space to be Substantially Completed as a result of any acts or omissions of Tenant, or its agents, or employees, then, notwithstanding anything to the contrary set forth in the Lease, as hereby amended, and regardless of the actual date the Second Amendment Expansion Space is Substantially Completed, the Second Amendment Expansion Space Commencement Date shall be deemed to be the date the Second Amendment Expansion Space Commencement Date would have occurred if no such Tenant delays, as set forth above, had occurred. Within a reasonable period of time after the Second Amendment Expansion Space Commencement Date, Landlord shall deliver to Tenant an amendment to the Lease, as hereby amended, setting forth, among other things, the actual Second Amendment Expansion Space Commencement Date, the Base Rent payable by Tenant for the Second Amendment Expansion Space and the Second Amendment Expansion Space Expiration Date. If the information in such amendment is accurate, then Tenant shall execute and return such amendment to Landlord within fifteen (15) days after Tenant's receipt thereof.
4.    Base Rent. The Base Rent payable for the Second Amendment Expansion Space during the Second Amendment Expansion Space Lease Term shall be calculated separate and apart from the Base Rent payable for the Existing Premises and shall be as follows:
(i) for the period from the Second Amendment Expansion Space Commencement Date through the end of the Initial Period (i.e., through January 31, 2012), such Base Rent shall

827994.04/LA H4321-047/7-10-09/dbs/dbs	-2-	UNION BANK PLAZA [Union Bank of California]

equal (A) $35.50 per rentable square foot of the Second Amendment Expansion Space for that portion of the Second Amendment Expansion Space Lease Term which occurs during the calendar year 2009; (B) $36.86 per rentable square foot of the Second Amendment Expansion Space for that portion of the Second Amendment Expansion Space Lease Term which occurs during the calendar year 2010; and (C) $38.28 per rentable square foot of the Second Amendment Expansion Space for that portion of the Second Amendment Expansion Space Lease Term which occurs during the calendar year 2011 and continuing through January 31, 2012; and
(ii) for the period of the Second Expansion Space Lease Term from February 1, 2012 through the Second Amendment Expansion Space Expiration Date, such Base Rent shall equal the same Base Rent rate per rentable square foot as applicable to the portion of the Original Premises that excludes the Storage Space, subject to annual increases at the same time and at the same rate per rentable square foot as applicable to such portion of the Original Premises as set forth in Section 8.2(a) of the Summary attached to the Original Lease (e.g., if the Second Amendment Expansion Space Expiration Date is June 30, 2012, the Base Rent for the Second Amendment Expansion Space shall equal $39.75 per rentable square foot of the Second Amendment Expansion Space during the period from February 1, 2012 through June 30, 2012).
5.    Tenant's Share. During the Second Amendment Expansion Space Lease Term, Tenant's Share of increases in Direct Expenses for the Second Amendment Expansion Space and Tenant's obligation to pay Tenant's Share of increases in Direct Expenses for the Second Amendment Expansion Space shall be calculated separate and apart from the Existing Premises, and shall be equal to 0.22% calculated as follows: (i) during the period from the Second Amendment Expansion Space Commencement Date through the end of the Initial Period (i.e., through January 31, 2012), Tenants' Share of increases in Direct Expenses for the Second Amendment Expansion Space shall be calculated by dividing 1,361 rentable square feet within the Second Amendment Expansion Space, by 613,235 rentable square feet within the Building [including the retail/office tower portion of the Building and the existing retail portion of the Real Property located outside the retail/office tower portion of the Building]), and (ii) during the period from February 1, 2012 through the Second Amendment Expansion Space Expiration Date, Tenants' Share of increases in Direct Expenses for the Second Amendment Expansion Space shall be calculated by dividing 1,361 rentable square feet within the Second Amendment Expansion Space, by 607,517 rentable square feet in the Building [excluding the existing retail portion of the Real Property located outside the retail/office tower portion of the Building]).
6.    Annual Direct Expense Allowance. The Annual Direct Expense Allowance for the Second Amendment Expansion Space shall be the amount of Direct Expenses for the calendar year 2009 calculated in accordance with Section 4.2 of the Original Lease.
7.    Condition of Second Amendment Expansion Space. Except as otherwise expressly set forth below in this Section 7, Landlord shall deliver the Second Amendment Expansion Space to Tenant in its then "AS IS" condition, without any obligation on Landlord's part to construct or pay for, or provide any improvement allowance for, any improvements or alterations to or for the Second Amendment Expansion Space, it being expressly acknowledged and agreed to by the parties that (i) the Second Amendment Expansion Space does not contain any asbestos, (ii) the Tenant Work Letter attached to the Original Lease shall not apply to the Second Amendment Expansion Space, (iii) Tenant shall be responsible for

827994.04/LA H4321-047/7-10-09/dbs/dbs	-3-	UNION BANK PLAZA [Union Bank of California]

constructing all tenant improvements and alterations in the Second Amendment Expansion Space pursuant to and in accordance with the terms and provisions of Articles 8 and 9 of the Original Lease. Notwithstanding the foregoing to the contrary, Landlord shall, at Landlord's cost and using Building standard materials, perform certain work in the Second Amendment Expansion Space as depicted on the space plan attached hereto as Exhibit B ("Landlord's Second Amendment Expansion Space Work").
8.    Additional Building Parking Area Passes. During the Second Amendment Expansion Space Lease Term, as a result of the addition of the Second Amendment Expansion Space to the Existing Premises, in addition to its obligation to rent and pay for the number of Building Parking Area Passes as set forth in the Lease with respect to the Existing Premises, Tenant shall rent and pay for an additional two (2) Building Parking Area Passes (i.e., 1.45 Building Parking Area Passes per 1,000 rentable square feet of the Second Amendment Expansion Space), subject to the terms and conditions set forth in the Lease, as hereby amended (including, without limitation, the reduction provisions of 28.1.3 of the Original Lease and the provisions of Section 28.3 of the Original Lease regarding parking charges). Such additional two (2) Building Parking Area Passes shall consist of zero (0) executive reserved spaces (i.e., 13.25% of such additional Building Parking Area Passes), zero (0) non-executive reserved spaces (i.e., 24.50% of such additional Building Parking Area Passes), and two (2) unreserved passes (i.e., 62.25% of such additional Building Parking Area Passes).
9.    Early Termination Option. Notwithstanding anything to the contrary contained in the Lease, as hereby amended, Tenant shall have the one-time option to terminate the Lease, as hereby amended, with respect to the Second Amendment Expansion Space, only (but not with respect to any portion of the Existing Premises), effective as of the last day of the thirty-sixth (36th) month of the Second Amendment Expansion Space Lease Term (the "Second Amendment Expansion Space Termination Date"). To exercise such termination option, Tenant must deliver to Landlord on or before the last day of the twenty-seventh (27th) month of the Second Amendment Expansion Space Lease Term: (i) written notice of Tenant's exercise of such option (the "Second Amendment Expansion Space Termination Notice"); and (ii) cash in the amount equal to the Second Amendment Expansion Space Termination Consideration. As used herein, the "Second Amendment Expansion Space Termination Consideration" shall mean an amount equal to the unamortized portion of the cost of the design, permitting and construction of Landlord's Second Amendment Expansion Space Work (the "Landlord's Second Amendment Expansion Space Work Costs"). The Landlord's Second Amendment Expansion Space Work Costs shall be amortized on a straight-line basis over the scheduled six (6)-year Second Amendment Expansion Space Lease Term, together with interest at the rate of eleven percent (11%) per annum, and the unamortized portions thereof shall be determined based upon the unexpired portion of the Second Amendment Expansion Space Lease Term as of the Second Amendment Expansion Space Termination Date had the Lease, as hereby amended, not been so terminated pursuant to this Section 9. If Tenant properly and timely exercises the termination option in this Section 9, the Lease, as hereby amended, with respect to the Second Amendment Expansion Space, only (but not with respect to any portion of the Existing Premises), shall expire at midnight on the Second Amendment Expansion Space Termination Date, and Tenant shall be required to surrender the Second Amendment Expansion Space to Landlord on or prior to the Second Amendment Expansion Space Lease Term Termination Date accordance the applicable provisions Lease, as hereby amended. Notwithstanding

827994.04/LA H4321-047/7-10-09/dbs/dbs	-4-	UNION BANK PLAZA [Union Bank of California]

the foregoing provisions of this Section 9 to the contrary, at Landlord's option and in addition to any and all remedies available to Landlord, Tenant shall not have the right to exercise such termination option, as provided above, if as of the date of the attempted exercise of such option, Tenant is in default under the Lease, as hereby amended, beyond all applicable notice and cure periods.
10.    Broker. Landlord and Tenant hereby represent and warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Second Amendment other than Hines Interests Limited Partnership, representing Landlord (the "Broker"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Second Amendment. Landlord shall be solely responsible for the payment of brokerage commissions to the Broker with respect to this Second Amendment pursuant to a separate agreement between Landlord and the Broker. Landlord and Tenant shall indemnify, defend and hold the other harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including, without limitation, reasonable attorney's fees) with respect to any leasing commission, compensation or fees claimed by any broker or agent in connection with this Second Amendment or its negotiation by reason of any act of Landlord or Tenant other than the Broker.
11.    No Further Modification. Except as set forth in this Second Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

827994.04/LA H4321-047/7-10-09/dbs/dbs	-5-	UNION BANK PLAZA [Union Bank of California]

IN WITNESS WHEREOF, this Second Amendment has been executed as of the day and year first above written.
LANDLORD:
HINES VAF UB PLAZA, L.P.,
a Delaware limited partnership

By:	Hines VAF UB Plaza GP LLC,
its general partner

By:	Hines VAF UB Plaza Mezz, L.P.,
its sole member

By:	Hines VAF UB Plaza GP2 LLC,
its general partner

By:	Hines U.S. Office Value Added Fund, L.P.,
its sole member

By:	Hines U.S. Office Value Added Fund, LLC,
its general partner

By:	Hines Interests Limited Partnership,
its managing member

By:	Hines Holdings, Inc.
its general partner

By:	/s/ James C. Buie, Jr.

Name:	James C. Buie, Jr.

Title:	Executive Vice President

TENANT:
UNION BANK, N.A.,
a national association

By:	/s/ Craig Poletti
Name: Craig Poletti
Title:    Vice President

827994.04/LA H4321-047/7-10-09/dbs/dbs	-6-	UNION BANK PLAZA [Union Bank of California]

EXHIBIT A

DEPICTION OF SECOND AMENDMENT EXPANSION SPACE

[Attached as immediately following page.]

827997.04/LA H4321-047/7-10-09/dbs/dbs	EXHIBIT A -1-	UNION BANK PLAZA [Union Bank of California]

Exhibit “A”

EXHIBIT B
SPACE PLAN
[Attached as immediately following 4 pages]

827994.04/LA H4321-047/7-10-09/dbs/dbs	EXHIBIT B -1-	UNION BANK PLAZA [Union Bank of California]

SUITE 2290
1070 SQ.FT.(USF)
TYPICAL ENTIRE SUITE

KEYNOTES:

1. EXISTING FLOOR PLAN IS FOR REFERENCE ONLY. FIELD VERIFY EXISTING CONDITIONS.
2. G.C. TO VERIFY EXISTING CONDITIONS AND NOTIFY ARCHITECT OF DISCREPANCIES.
3. REMOVE EXISTING COUNTER AND PATCH WALL TO MATCH. SEE SHET A-1A.2 FOR MORE INFORMATION.
4. REMOVE EXISTING SINK AND COUNTER. CAP OFF UTILITIES AND PATCH WALL AND FLOOR TO MATCH. SEE SHET A-1A.2 FOR MORE INFORMATION.
5. PROVIDE NEW PAINT, CARPET AND BASE PER UBOC RQMTS. G.C. TO PREPARE AREA FOR ALL NEW FINISHES. SEE SHET A-1A.2 FOR MORE INFORMATION.

LEGEND:

- EXISTING CEILING HEIGHT WALL CONSTRUCTION
- EXISTING LOW HEIGHT FIXTURE CONSTRUCTION
- NEW CEILING HEIGHT WALL CONSTRUCTION
- KEYNOTE FOR ENTIRE AREA OF PLAN.
- KEYNOTE FOR SPECIFIC AREA OF PLAN

SCOPE OF WORK AREA

22nd. FLOOR O.C.C. DEPARTMENT

1 / A(E)-1 **PARTIAL 22nd FLOOR PLAN: EXISTING - FOR REFERENCE**

SCALE: 3/16" = 1'-0"

0 5 10 15 FT

NORTH

L.A. ARCHITECTS 224 E. OLIVE AVENUE, SUITE 305 BURBANK, CALIFORNIA 91502 PHONE: (818) 955-8353 FAX: (818) 955-8824 ARCHITECTURE PLANNING DESIGN MANAGEMENT	**PARTIAL FLOOR PLAN:** EXISTING	**UNION BANK OF CALIFORNIA** **UNION BANK PLAZA** LAHQ - 22nd FLOOR (O.C.C.) SUITE 2290 445 S. FIGUEROA ST., 22nd FLOOR, LOS ANGELES, CA 90071	REVISIONS	DATE: 06-19-09 SCALE: AS NOTED DRAWN: LA JOB NO. 70-120 DWG.: UB120A	SHEET A(E)-1

+8'-7" AFF
SUITE 2290
1070 SQ.FT.(USF)
FE

KEYNOTES:

1. EXISTING CEILING PLAN IS FOR REFERENCE ONLY. FIELD VERIFY EXISTING CONDITIONS.
2. G.C. TO VERIFY EXISTING CONDITIONS AND NOTIFY ARCHITECT OF DISCREPANCIES.
3. PROVIDE CEILING MOUNT SECURITY CAMERAS PER UBOC [illegible]. VERIFY CABLE AND CONTROL UNIT LOCATION. MOUNT 10 FT. TO 15 FT. FROM DOOR. VERIFY LOCATIONS. 3 TOTAL. PROVIDE POWER AND VERIFY LOCATION. SEE POWER / SIGNAL PLAN SHEET X-1 FOR MORE INFORMATION.

LEGEND:

Symbol	Description
	2'-0" x 2'-0" H.V.A.C. SUPPLY
	2'-0" x 2'-0" H.V.A.C. RETURN
	2'-0" x 2'-0" FLUORESCENT FIXTURE
	2'-0" x 4'-0" FLUORESCENT FIXTURE
SP	SPEAKER
EXIT	EXIT SIGN
	FIRE SPRINKLER
$	WALL MOUNTED LIGHT SWITCH
	SENSOR
LS	LIFE SAFETY
	CEILING MOUNTED SECURITY CAMERA.

SCOPE OF WORK AREA

22nd. FLOOR O.C.C. DEPARTMENT

0 5 10 15 FT

NORTH

1 / A(E)-2 PARTIAL 22nd CEILING PLAN: EXISTING - FOR REFERENCE

SCALE: 3/16" = 1'-0"

L.A. ARCHITECTS
224 E. OLIVE AVENUE, SUITE 305
BURBANK, CALIFORNIA 91502
PHONE: (818) 955-8053 FAX: (818) 955-8824
ARCHITECTURE PLANNING DESIGN MANAGEMENT

PARTIAL CEILING PLAN:
EXISTING

UNION BANK OF CALIFORNIA

UNION BANK PLAZA

LAHQ - 22nd FLOOR (O.C.C.) SUITE 2290
445 S. FIGUEROA ST., 22nd FLOOR, LOS ANGELES, CA 90071

REVISIONS	DATE: [illegible]	SHEET
	SCALE: AS NOTED	A(E)-2
	DRAWN: LA	
	JOB NO.: [illegible]	
	DWG.: [illegible]

3
WORK STATION
2
WORK STATION
145 SQ. FT.
1
WORK STATION
145 SQ. FT.
4
O.C.C. - SUITE 2290
1070 SQ.FT. (USF)
5
6
CONF. RM
PRINT AREA
EXIT
ENTRY

KEYNOTES:

1. PROPOSED FLOOR PLAN IS SHOWN FOR PLANNING PURPOSES.
2. G.C. TO VERIFY EXISTING CONDITIONS AND NOTIFY ARCHITECT OF DISCREPANCIES.
3. ALL POWER / SIGNAL IS DESIGN BUILD BY BANK GENERAL CONTRACTOR.
4. PROVIDE ALL PRINTERS, FAXS, AND EQUIPMENT PER UBOC REQUIREMENTS. BY UBOC.
5. G.C. TO VERIFY EXISTING POWER, SIGNAL, PLUMBING, HVAC, LIGHTING AND LIFE SAFETY SYSTEMS AND MODIFY ACCORDINGLY.
6. PROVIDE POWER / SIGNAL PER UBOC REQUIREMENTS.
7. PROVIDE ALL NEW FURNITURE, AND FILES PER UBOC REQMTS. ALL FURNITURE BY VENDOR. BY VENDOR.
8. PROVIDE NEW PAINT, CARPET AND BASE PER UBOC RQMTS. G.C. TO PREPARE AREA FOR ALL NEW FINISHES.
9. REMOVE EXISTING COUNTER AND PATCH WALL TO MATCH.
10. REMOVE EXISTING SINK AND COUNTER. CAP OFF UTILITIES AND PATCH WALL AND FLOOR TO MATCH.

LEGEND:

- EXISTING CEILING HEIGHT WALL CONSTRUCTION
- EXISTING LOW HEIGHT FIXTURE CONSTRUCTION
- NEW CEILING HEIGHT WALL CONSTRUCTION
- KEYNOTE FOR ENTIRE AREA OF PLAN.
- KEYNOTE FOR SPECIFIC AREA OF PLAN.

SCOPE OF WORK AREA

22nd. FLOOR O.C.C. DEPARTMENT

1 / A-1A.2 PARTIAL 22nd FLOOR PLAN: PROPOSED - SCHEME #1A.2

SCALE: 3/16" = 1'-0"

0 5 10 15 FT

NORTH

L.A. ARCHITECTS
224 E. OLIVE AVENUE, SUITE 305
BURBANK, CALIFORNIA 91502
PHONE: (818) 955-8353 FAX: (818) 955-8824
ARCHITECTURE PLANNING DESIGN MANAGEMENT

FLOOR PLAN:
PROPOSED - SCHEME #1A.2

UNION BANK OF CALIFORNIA
UNION BANK PLAZA
LAHQ - 22nd FLOOR (O.C.C.) SUITE 2290
445 S. FIGUEROA ST., 22nd FLOOR, LOS ANGELES, CA 90071

REVISIONS		SHEET
	DATE: 06-12-08	
	SCALE: AS NOTED	
	DRAWN: LA	A-1A.2
	JOB NO.: 75-126	
	DWG.: UB1224

3
WORK STATION
2
WORK STATION
1
WORK STATION
4
5
6
O.C.C. - SUITE 2290
PRINT AREA
CONF. RM.
EXIT
ENTRY
LOCKING SERVER CABINET

1 PARTIAL 22nd FLOOR PLAN: POWER / SIGNAL

A-1.2

SCALE: 3/16" = 1'-0"

KEYNOTES FOR POWER / DATA

1. PROPOSED FLOOR PLAN IS SHOWN FOR CONSTRUCTION PURPOSES. GENERAL CONTRACTOR TO VERIFY EXISTING CONDITIONS AND NOTIFY ARCHITECT OF DISCREPANCIES.
2. ALL POWER / SIGNAL IS DESIGN BUILD BY GENERAL CONTRACTOR. PROVIDE ELECTRICAL, DATA, AND TELEPHONE TO MATCH EXISTING. ALL NEW WORK PER UNION BANK OF CALIFORNIA REQUIREMENTS.
3. REUSE EXISTING ELECTRICAL AND DATA WHERE POSSIBLE. REMOVE UNUSED POWER / SIGNAL. PROVIDE MATCHING COVER PLATES.
4. THIS PLAN INDICATES EXISTING TO REMAIN AND NEW INSTALLATION WORK.
5. PROVIDE WHERE SHOWN NEW POWER / SIGNAL AS INDICATED.
6. PROVIDE DEDICATED & ISOLATED GROUND FOR PRINTERS & SERVER EQUIPMENT. PROVIDE (1) NETWORK DROP PER EACH EQUIPMENT ITEM.
7. PROVIDE (1) TELEPHONE, (2) NETWORK DROPS AND (2) DUPLEX POWER CONNECTION FOR USE WITH ELECTRIFIED SYSTEM FURNITURE PANEL FOR EACH STATION #1, #2 AND #3. SEE FURNITURE INSTALLATION DRAWINGS FOR ADDITIONAL INFORMATION.
8. PROVIDE (1) TELEPHONE, (2) NETWORK DROPS AND (2) DUPLEX POWER CONNECTION FOR USE WITH ELECTRIFIED SYSTEM FURNITURE PANEL FOR EACH STATION #4, #5 AND #6. SEE FURNITURE INSTALLATION DRAWINGS FOR ADDITIONAL INFORMATION.
9. PROVIDE FOR (1) STANDARD PHONE SET AND (1) CONFERENCE ROOM SPEAKER PHONE WITH LONG EXTENSION CORD. PROVIDE SMALL SHELF FOR PHONES.
10. PROVIDE FOR (4) NETWORK DROPS FOR CONFERENCE ROOM.
11. PROVIDE FRONT ENTRY DOOR BELL AS APPROVED BY LANDLORD. PROVIDE POWER AND VERIFY LOCATION.
12. PROVIDE NEW CARDKEY READER PER UBOC ROMBS. MOUNT AT +48" A.F.F. VERIFY CABLING AND CONTROL UNIT LOCATION. 1-TOTAL. NOTE: FOR ENTRY ACCESS ONLY. PROVIDE POWER AND VERIFY LOCATION.
13. PROVIDE CEILING MOUNT SECURITY CAMERAS PER UBOC ROMBS. VERIFY CABLE AND CONTROL UNIT LOCATION. MOUNT 10 FT. TO 15 FT. FROM DOOR. VERIFY LOCATIONS. 2-TOTAL. PROVIDE POWER AND VERIFY LOCATION.
14. MODIFY EXISTING POWER / SIGNAL FOR SERVER ROOM EQUIP. VERIFY EQUIP. WITH UBOC. PROVIDE LOCKING SERVER CABINET PER UBOC ROMBS.

LEGEND:

(symbol)	FLOOR MOUNTED TEL./DATA MONUMENT	(symbol)	WALL OR SYSTEM FURNITURE MOUNTED TEL./DATA RECEPTACLE
(symbol)	FLOOR MOUNTED QUAD ELECTRICAL MONUMENT	(symbol)	WALL OR SYSTEM FURNITURE MOUNTED DUPLEX ELECTRICAL RECEPTACLE
(symbol)	WALL MOUNTED QUAD ELECTRICAL RECEPTACLE	(symbol)	WALL OR SYSTEM FURNITURE MOUNTED DATA RECEPTACLE
(symbol)	CARD READER	CAM	CEILING MOUNTED SECURITY CAMERA
(N)	NEW	(R)	RELOCATED
(V)	WALL MOUNTED POWER CONNECTION FOR SYSTEM FURNITURE PANEL	(S)	WALL MOUNTED SIGNAL CONNECTION FOR SYSTEM FURNITURE PANEL

NOTE: ALL WALL MOUNTED RECEPTACLES TO BE LOCATED 18" A.F.F. (U.N.O.)

SCOPE OF WORK AREA

22nd. FLOOR O.C.C. DEPARTMENT

0 5 10 15 FT

NORTH

L.A. ARCHITECTS
224 E. OLIVE AVENUE, SUITE 305
BURBANK, CALIFORNIA 91502
PHONE: (818) 955-8357 FAX: (818) 955-8824
ARCHITECTURE PLANNING DESIGN MANAGEMENT

FLOOR PLAN:
PROPOSED - POWER / SIGNAL

UNION BANK OF CALIFORNIA
UNION BANK PLAZA
LAHQ - 22nd FLOOR (O.C.C.) SUITE 2290
445 S. FIGUEROA ST., 22nd FLOOR, LOS ANGELES, CA 90071

REVISIONS	DATE: [illegible]		SHEET
	SCALE: AS NOTED		
	DRAWN: LA		A-1.2
	JOB NO.: [illegible]		
	DWG.: [illegible]